                                                                EXHIBIT 99.B4(c)


                                  KEMPER PORTFOLIOS

                             WRITTEN INSTRUMENT CHANGING
                           THE NAME OF SERIES OF THE TRUST
                           -------------------------------


               The undersigned, being a majority of the trustees of Kemper Portfolios (the "Trust"), a business trust organized pursuant to an Agreement and Declaration of Trust dated August 9, 1985, as amended and restated (the "Declaration of Trust"), pursuant to
          Section 1 of Article III of the Declaration of Trust, do hereby change the name of the series of Shares of the Trust known as the "Government Portfolio" to the "Kemper U.S. Mortgage Fund," the "Short-Intermediate Government Portfolio" to the "Kemper Short-Intermediate Government Fund" and the "Money Market Portfolio" to the "Kemper Cash Reserves Fund." The relative rights and preferences of such series shall continue to be as set forth in the Declaration of Trust.

               IN WITNESS WHEREOF, the undersigned have this 27th day of May, 1994 signed these presents.



                                        /s/ Charles M. Kierscht
                                        ---------------------------------
                                        Charles M. Kierscht, Trustee
                                        321 Princeton Road
                                        Hinsdale, Illinois  60521

                                        (signatures continue)

                                        /s/ David W. Belin
                                        ----------------------------------
                                        David W. Belin, Trustee
                                        1705 Plaza Circle
                                        Des Moines, Iowa  50322

                                        /s/ Lewis A. Burnham
                                        ---------------------------------
                                        Lewis A. Burnham, Trustee
                                        16410 Avila Boulevard
                                        Tampa, Florida  33613

                                        /s/ Donald L. Dunaway
                                        ---------------------------------
                                        Donald L. Dunaway, Trustee
                                        235A North Elm Grove Road
                                        Brookfield, Wisconsin  53005

                                        /s/ Robert B. Hoffman
                                        ---------------------------------
                                        Robert B. Hoffman, Trustee
                                        1448 North Lake Shore Drive,
                                        Apt. 7-8A
                                        Chicago, IL  60610

                                        /s/ Donald R. Jones
                                        ---------------------------------
                                        Donald R. Jones, Trustee
                                        1776 Beaver Pond Road
                                        Inverness, Illinois  60067

                                        ---------------------------------
                                        Charles M. Kierscht, Trustee
                                        321 Princeton Road
                                        Hinsdale, Illinois  60521

                                        /s/ William P. Sommers
                                        ---------------------------------
                                        William P. Sommers, Trustee
                                        2181 Parkside Ave.
                                        Hillsborough, California  94010

                                        /s/ Stephen B. Timbers
                                        ---------------------------------
                                        Stephen B. Timbers, Trustee
                                        1448 North Lake Shore Drive,
                                        Apt. 12 1/2 C
                                        Chicago, Illinois  60610